UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              February 23, 2005

EQUITABLE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code     (412) 553-5700

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 23, 2005, the Compensation Committee of the Board of Directors of Equitable Resources, Inc. (the “Company”) adopted the 2005 Executive Performance Incentive Program (“2005 Program”) under the 1999 Long Term Incentive Plan, effective January 1, 2005.  The 2005 Program was established to provide additional incentive benefits to retain executive officers and certain other employees of the Company to further align the interests of the persons primarily responsible for the success of the Company with the interests of the shareholders.  Under the program a maximum of 600,000 stock units may be granted among a maximum of forty participants.  The vesting of these stock units will occur on December 31, 2008, contingent upon a combination of the level of total shareholder return relative to 29 peer companies and the Company’s average absolute return on total capital during the four year performance period.  As a result, zero to 1,500,000 units (250% of the units available for grant) may be distributed in cash or stock.  The 29 peer companies are identical to the peer group identified for the 2003 Executive Performance Incentive Program in Note 19 to the consolidated financial statements as of December 31, 2004 and 2003 set forth in the Company’s Form 10-K for the year ended December 31, 2004 (except for the exclusion of NUI Corp.).  The 2005 Program will be accounted for as a variable plan and expensed over the four year performance period based on anticipated stock price and expected level of performance.

A copy of the 2005 Executive Performance Incentive Program is attached hereto as Exhibit 10.01.  A copy of the Form of Participant Award Agreement under the Equitable Resources, Inc. 2005 Executive Performance Incentive Program is attached hereto as Exhibit 10.02.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

10.01	Equitable Resources, Inc. 2005 Executive Performance Incentive Program

10.02	Form of Participant Award Agreement under the Equitable Resources, Inc. 2005 Executive Performance Incentive Program

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

By	/s/ /David L. Porges
David L. Porges

 Vice Chairman and Executive Vice President, Finance and Administration

Date:  February 28, 2005

EXHIBIT INDEX

Exhibit No.

10.01	Equitable Resources, Inc. 2005 Executive Performance Incentive Program

10.02	Form of Participant Award Agreement under the Equitable Resources, Inc. 2005 Executive Performance Incentive Program